                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Blount International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 (BLOUNT LOGO)

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Blount International, Inc. which will be held at 10:00 AM CDT, on Monday, April 20, 1998 in the Wilson Auditorium at the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama.

     In addition to the matters set forth in the attached Proxy Statement, we will report on the activities of Blount and give you an opportunity to ask questions.

     Your vote is important and your shares should be represented at the meeting whether or not you are personally able to attend. You are urged to sign, date and return the enclosed proxy card(s) promptly.

     On behalf of our Board of Directors and employees, we thank you for your continued support of Blount International, Inc.

                   Sincerely,

                   /s/ Winton M. Blount          /s/ John M. Panettiere
                   Winton M. Blount              John M. Panettiere
                   Chairman of the Board         President and Chief
                                                 Executive Officer

                                 (Blount Logo)
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 20, 1998
                             ---------------------

TO THE STOCKHOLDERS OF BLOUNT INTERNATIONAL, INC.:

     The Annual Meeting of Stockholders of Blount International, Inc. will be held at 10:00 A.M., C.D.T., on Monday, April 20, 1998 in the Wilson Auditorium at the Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, for the following purposes:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To consider and act upon a proposal to approve the 1998 Blount Long Term Executive Stock Option Plan;

     3. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Corporation for the year ending December 31, 1998; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, February 20, 1998, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IF YOU OWN SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, YOU MUST RETURN BOTH PROXY FORMS IN ORDER TO VOTE FOR ALL DIRECTORS.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OR FORMS OF PROXY AND RETURN THEM PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,

                                      /s/ D. Joseph McInnes
                                      D. JOSEPH McINNES
                                      Executive Vice President -- Administration
                                         and Chief Administrative Officer
                                         and Corporate Secretary

4520 Executive Park Drive
Montgomery, Alabama 36116-1602
March 9, 1998

                           BLOUNT INTERNATIONAL, INC.

                           4520 EXECUTIVE PARK DRIVE

                         MONTGOMERY, ALABAMA 36116-1602

                                 (334) 244-4000

                         ------------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 APRIL 20, 1998

                         ------------------------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Blount International, Inc., a Delaware corporation, (the "Corporation") of your proxy or proxies for use at the Annual Meeting of Stockholders to be held on April 20, 1998, or at any adjournment thereof (the "Meeting"). It is anticipated that this Proxy Statement and the accompanying form or forms of proxy will be mailed to stockholders on or about March 16, 1998.

     Shares represented by each properly signed proxy on the accompanying form or forms received by the Corporation in time to permit its use at the Meeting or any adjournment thereof will be voted at the Meeting, but such proxy may be revoked at any time prior to the actual voting thereof by giving notice in writing to the Secretary of the Corporation or by voting a subsequently dated proxy. If a proxy is signed but no specification is made on the proxy, the shares represented by the proxy will be voted as recommended by the Board. If a specification is made, the shares will be voted in accordance with the specification. The presence of a stockholder at the Meeting does not revoke his or her proxy; however, a stockholder may revoke his or her proxy and vote in person if he or she so requests.

     Note that, except where expressly stated otherwise, the information provided in this Proxy Statement constitutes the aggregation of such information as it related to Blount, Inc. prior to November 4, 1995 and to Blount International, Inc. after November 3, 1995.

     As of the close of business on November 3, 1995, Blount, Inc. merged with a wholly-owned subsidiary of Blount International, Inc. and became a wholly-owned subsidiary of Blount International, Inc.

                               VOTING SECURITIES

RECORD DATE, CLASSES OF STOCK ENTITLED TO VOTE, AND VOTE REQUIRED

     The Board has fixed the close of business on Friday, February 20, 1998, as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Holders of shares of Class A Common Stock and Class B Common Stock are entitled to vote at the Meeting. As of such date, the Corporation had issued 27,281,292 shares of Class A Common Stock, of which 1,387,179 shares are held as treasury stock and are non-voting, and 11,619,936 shares of Class B Common Stock. There are no cumulative voting or preemptive rights.

     The holders of Class A Common Stock will be entitled to elect 25% (rounded up to the nearest whole number) of the directors and will be entitled to 1/10 of 1 vote per share with respect to other matters. The holders of Class B Common Stock will be entitled to elect the remaining directors and will be entitled to 1 vote per share with respect to other matters.

     Directors are elected by the affirmative vote of a majority of the shares of the appropriate class of common stock, voting as a single class, cast in the election. The affirmative vote of a majority of the voting power of the shares of both classes of common stock, voting together, cast in the election is required to approve any other proposal presented at the Meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of February 20, 1998, to the best knowledge of the Corporation, information as to (a) beneficial ownership of more than 5% of the Class A Common Stock and Class B Common Stock of the Corporation by certain persons (other than director nominees); and (b) beneficial ownership of Class A Common Stock and Class B Common Stock of the Corporation by (i) each director nominee, (ii) each executive officer named in the Summary Compensation Table other than director nominees, and (iii) all director nominees and executive officers of the Corporation as a group. Except as otherwise indicated, all beneficial ownership stated in the table represents sole voting and investment power.

                                                                             SHARES      PERCENT   PERCENT
                   NAME AND ADDRESS OF                                    BENEFICIALLY     OF      OF TOTAL
                    BENEFICIAL OWNERS                  TITLE OF CLASS         OWNED       CLASS    VOTES(1)
        ------------------------------------------  --------------------  -------------  -------   --------
(a)     Holders of more than 5% of Class A Common
        Stock and Class B Common Stock (other than
        director nominees and executive officers
        named in the Summary Compensation Table)
        ------------------------------------------
        The Blount Holding Company, L.P.            Class A Common Stock  2,892,144 (2)  11.17%      2.04%
        4520 Executive Park Drive                   Class B Common Stock  8,409,696 (2)  72.37%     59.18%
        Montgomery, Alabama 36116
        BHP, Inc.                                   Class A Common Stock  2,892,144 (3)  11.17%      2.04%
        4520 Executive Park Drive                   Class B Common Stock  8,409,696 (3)  72.37%     59.18%
        Montgomery, Alabama 36116
        The Northern Trust Company                  Class A Common Stock  2,832,321 (4)  10.94%      1.99%
        50 South LaSalle Street                     Class B Common Stock       None
        Chicago, Illinois 60675
        Portfolio H Investors, L.P.                 Class A Common Stock  2,403,800       9.28%      1.69%
        201 Main St., Suite 3200                    Class B Common Stock       None
        Fort Worth, Texas 76102
        The Prudential Insurance                    Class A Common Stock  1,423,500       5.50%      1.00%
        Company of America                          Class B Common Stock       None
        751 Broad Street
        Newark, New Jersey 07102-3777
(b)(i)  Nominees -- Class A Common Stock
        ------------------------------------------
        C. Todd Conover                             Class A Common Stock      5,000        *          *
                                                    Class B Common Stock       None
        Emory M. Folmar                             Class A Common Stock      2,053        *          *
                                                    Class B Common Stock       None
        Andrew A. Sorensen                          Class A Common Stock      1,280        *          *
                                                    Class B Common Stock       None
        Nominees -- Class B Common Stock
        ------------------------------------------
        Haley Barbour                               Class A Common Stock      1,059 (5)    *          *
                                                    Class B Common Stock       None
        Samuel R. Blount                            Class A Common Stock    691,168 (6)   2.67%       *
                                                    Class B Common Stock    124,032 (6)   1.07%       *
        Winton M. Blount                            Class A Common Stock  2,974,276 (7)  11.46%      2.05%
                                                    Class B Common Stock  9,851,094 (7)  84.78%     69.33%
        W. Houston Blount                           Class A Common Stock      4,899        *          *
                                                    Class B Common Stock      2,664        *          *
        R. Eugene Cartledge                         Class A Common Stock      5,000        *          *
                                                    Class B Common Stock       None
        H. Corbin Day                               Class A Common Stock     26,912        *          *
                                                    Class B Common Stock       None
        Mary D. Nelson                              Class A Common Stock      8,152        *          *
                                                    Class B Common Stock       None
        John M. Panettiere                          Class A Common Stock    710,836 (8)   2.68%       *
                                                    Class B Common Stock       None

                                                                             SHARES      PERCENT   PERCENT
                   NAME AND ADDRESS OF                                    BENEFICIALLY     OF      OF TOTAL
                    BENEFICIAL OWNERS                  TITLE OF CLASS         OWNED       CLASS    VOTES(1)
        ------------------------------------------  --------------------  -------------  -------   --------
        Arthur P. Ronan                             Class A Common Stock      2,000        *          *
                                                    Class B Common Stock       None
(ii)    Executive Officers named in the Summary
        Compensation Table (other than director
        nominees)
        ------------------------------------------
        James S. Osterman                           Class A Common Stock    146,769 (9)    *          *
                                                    Class B Common Stock       None
        Harold E. Layman                            Class A Common Stock    314,046 (10)  1.20%       *
                                                    Class B Common Stock       None
        D. Joseph McInnes                           Class A Common Stock    277,421 (11)  1.06%       *
                                                    Class B Common Stock       None
(iii)   All director nominees and executive         Class A Common Stock  5,393,381 (12) 19.66%      2.71%
        officers as a group (18 persons)            Class B Common Stock  9,977,790 (12) 85.87%     70.22%

---------------

   * Less than 1.0% of class or total votes.
 (1) Percent of total votes on all matters other than the election of directors.
 (2) The Blount Holding Company, L.P. is a limited partnership whose sole general partner is BHP, Inc., a Delaware corporation controlled by Winton
     M. Blount.
 (3) Includes 2,892,144 shares of Class A Common Stock and 8,409,696 shares of Class B Common Stock owned by the Blount Holding Company, L.P.
 (4) The Northern Trust Company serves as the Master Trustee for the Corporation's 401(k) Retirement Savings Plan [the "401(k) Plan"]. The shares listed are held for the benefit of the participants in the 401(k) Plan. Under the terms of the 401(k) Plan, as amended, and the Trust, the Trustee is to vote the allocated shares held by the 401(k) Plan in accordance with the instructions received from 401(k) Plan participants and to dispose of the allocated shares in connection with tender offers in accordance with directions received from 401(k) Plan participants. If no voting instructions or invalid voting instructions are received with respect to allocated shares, the Trustee is to vote such shares in the same manner and in the same proportions as the allocated shares with respect to which the Trustee received valid voting instructions are voted. Also, with respect to allocated shares, if no directions or invalid directions are received in connection with tendering shares, the Trustee is to treat such allocated shares as if 401(k) Plan participants instructed the Trustee not to dispose of such shares. With respect to unallocated shares, the Trustee is to vote such shares, or dispose of such shares in connection with tender offers, in the same manner and in the same proportion as the allocated shares with respect to which the Trustee received valid voting instructions or directions are voted or disposed. The Northern Trust Company, as Trustee, expressly denies beneficial ownership in the shares listed.
 (5) Excludes 200 shares of Class A Common Stock (less than 1.0% of class and total votes) owned by Haley Barbour's wife.
 (6) Includes 35,496 shares of Class A Common Stock (less than 1.0% of class and total votes) and 19,434 shares of Class B Common Stock (less than 1.0% of class and total votes) held by Samuel R. Blount as Custodian for his children.
 (7) - Excludes 2,918 shares of Class A Common Stock (less than 1.0% of class and total votes) and 2,718 shares of Class B Common Stock (less than 1.0% of class and total votes) owned by Winton M. Blount's wife.
     - Includes 5,898 shares of Class A Common Stock (less than 1.0% of class and total votes) and 5,898 shares of Class B Common Stock (less than 1.0% of class and total votes) held by Winton M. Blount as Trustee of a trust for the benefit of his sister. Winton M. Blount disclaims any beneficial ownership in such shares.
     - Includes the 2,892,144 shares of Class A Common Stock (11.17% of class, 2.04% of total votes) and 8,409,696 shares of Class B Common Stock (72.37% of class, 59.18% of total votes) shown in the table as owned by the Blount Holding Company, L.P.
     - Includes the 66,667 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1995 Blount Long-Term Executive Stock Option Plan.
 (8) Includes 667,668 shares of Class A Common Stock (2.51% of class and less than 1.0% of total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1994 Blount Executive Stock Option Plan and the 1995 Blount Long-Term Executive Stock Option Plan.
 (9) Includes 93,531 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan and the 1995 Blount Long-Term Executive Stock Option Plan.

(10) Includes 305,834 shares of Class A Common Stock (1.17% of class and less than 1.0% of total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan, the 1994 Blount Executive Stock Option Plan, and the 1995 Blount Long-Term Executive Stock Option Plan.
(11) Includes 215,834 shares of Class A Common Stock (less than 1.0% of class and total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1994 Blount Executive Stock Option Plan and the 1995 Blount Long-Term Executive Stock Option Plan.
(12) Includes 1,539,694 shares of Class A Common Stock (5.61% of class, 1.8% of total votes) which are subject to a right to acquire beneficial ownership within 60 days under the 1992 Blount Incentive Stock Option Plan, the 1994 Blount Executive Stock Option Plan, and the 1995 Blount Long-Term Executive Stock Option Plan.

                             ELECTION OF DIRECTORS

                                   PROPOSAL 1

DIRECTORS

     The By-laws of the Corporation, which may be amended by the Board, presently provide that the number of directors which shall constitute the whole Board shall be not less than 3 nor more than 14, with the exact number to be determined from time to time by resolution of the Board. The Board has set the exact number at 12 effective April 20, 1998, with 3 members to be elected by the holders of Class A Common Stock and 9 members to be elected by the holders of Class B Common Stock. Class A Common Stock proxies may not be voted for more than 3 persons, and the Class B Common Stock proxies may not be voted for more than 9 persons.

     The Board intends to nominate and, unless contrary instructions are specified, to vote, as appropriate, all proxies received by the Board FOR the election of the persons named below as directors of the Corporation.

     Each director to be elected shall hold office until the next Annual Meeting of Stockholders of the Corporation or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Should any nominee fail to accept election, it is expected that the Board will cast all proxies, as appropriate, received by it in favor of the election of such other person for the office of director as the Board may recommend. The Board has no reason to believe that any of the persons named below will fail to accept election as a director.

BIOGRAPHICAL INFORMATION

     The following biographical information is furnished with respect to each nominee for election as director at the Meeting:

                               NOMINEES -- CLASS A COMMON STOCK

CONOVER PICTURE                C. TODD CONOVER, Age 58.
                               Director since September 1992; member of the Audit Committee and the Finance Committee.
                               President and Chief Executive Officer of The Vantage
                                 Company, Los Altos, California (management services) since
                                 July 1992; formerly General Manager of the Finance
                                 Industry Group of Tandem Computers Incorporated,
                                 Cupertino, California from January 1994 to April 1995. He
                                 served as Comptroller of the Currency of the United States from December 1981 through May 1985.
                               Mr. Conover is also a Director of PacifiCorp and PacifiCorp
                                 Group Holdings, Portland, Oregon.

FOLMAR PICTURE                 EMORY M. FOLMAR, Age 67.
                               Director since June 1996; member of the Audit Committee and the Finance Committee.
                               Mayor, City of Montgomery, Montgomery, Alabama since 1977;
                                 member Montgomery City Council 1975 to 1977.
                               Mr. Folmar is also a Director of the Montgomery Boys Club, the Alabama Shakespeare Festival, the Montgomery YMCA and
                                 Landmark Foundation, Inc.


SORENSEN PICTURE               ANDREW A. SORENSEN, Age 59.
                               Director since April 1997; member of the Audit Committee and the Finance Committee.
                               President of The University of Alabama since July 1996;
                                 formerly Provost and Vice-President for Academic Affairs
                                 at the University of Florida from July 1990 to July 1996;
                                 Executive Director of the AIDS Institute of the Johns
                                 Hopkins Medical Institutions from 1986 to 1990; prior to
                                 July 1986, Director of the School of Public Health of the
                                 University of Massachusetts at Amherst.
                               Dr. Sorensen is also President of the Capstone Foundation,
                                 Tuscaloosa, Alabama; Vice-Chairman of the Board of
                                 Directors of the Chautauqua Institution, Chautauqua, New
                                 York; a Director of the Alabama Shakespeare Festival,
                                 Montgomery, Alabama; The Alabama Technical Network, Mont-
                                 gomery, Alabama; and the Bryant-Jordan Student Athlete
                                 Foundation, Birmingham, Alabama.

                               NOMINEES -- CLASS B COMMON STOCK

HALEY BARBOR PICTURE           HALEY BARBOUR, Age 50.
                               Director since September 1997.
                               Rejoined law firm of Barbour Griffith & Rogers with offices in Washington, DC and Yazoo City, Mississippi in 1997;
                                 Chairman of the Republican National Committee from 1993 to
                                 1997.
                               Mr. Barbour is Chairman of Policy Impact Communications,
                                 Washington, DC; Vice Chairman of International Equity
                                 Partners, LP, Washington, DC; and a Managing Director of
                                 National Environmental Strategies, Washington, DC.
                               Mr. Barbour is also a Director of Mobile Telecommunications
                                 Technologies, Inc. (MTEL), parent company of Skytel;
                                 Mississippi Chemical Corporation, Yazoo City, Mississippi;
                                 and Deposit Guaranty National Bank, Jackson, Mississippi.

SAMUEL R. BLOUNT PICTURE       SAMUEL R. BLOUNT, Age 50.
                               Director nominee.
                               Chairman of the Board of Meadowcraft, Inc., Birmingham,
                                 Alabama (manufacturer of wrought iron furniture), since
                                 1985. Formerly President and Chief Executive Officer of
                                 HBC, Incorporated, Montgomery, Alabama (holding company)
                                 from 1979 to 1985. Prior to 1979 Mr. Blount served in
                                 various positions at Blount, Inc. and Western River
                                 Expeditions, Inc.
                               Mr. Blount is also a Director of the Alabama Shakespeare
                                 Theatre, Montgomery, Alabama; the McWane Center,
                                 Birmingham, Alabama; and The Eye Foundation, Birmingham,
                                 Alabama. He formerly served as a Director of Darlington
                                 School, Rome, Georgia, and President of the Advisory Board
                                 of Darlington School.
                               Mr. Blount is the son of Winton M. Blount.

W. HOUSTON BLOUNT PICTURE      W. HOUSTON BLOUNT, Age 76.
                               Director since September 1949(1); Chairman of the
                                 Acquisition Committee, member of the Executive Committee
                                 and the Compensation and Management Development Committee.
                               Chairman of the Board Emeritus of Vulcan Materials Company,
                                 Birmingham, Alabama (crushed stone and chemicals), since
                                 May 1992; Chairman of the Board from May 1986 to May 1992.
                               Mr. Blount is also a Director Emeritus of VF Corporation,
                                 Reading, Pennsylvania.
                               Mr. Blount is the brother of Winton M. Blount and the uncle of Samuel R. Blount.


[PICK UP PHOTO FROM            WINTON M. BLOUNT, Age 77.
38958]                         Director since September 1949(1), except from January 1969 through October 1971 during which period he served as
                                 Postmaster General of the United States; Chairman of the
                                 Executive Committee.
                               Chairman of the Board since June 1993; Chairman of the Board and Chief Executive Officer of the Corporation throughout
                                 the 5 years preceding June 1993 except from December 1990
                                 to October 1991 during which period he served as Chairman
                                 of the Board.
                               Mr. Blount is the brother of W. Houston Blount and the
                                 father of Samuel R. Blount. Mr. Blount is also a Director
                                 of the Alabama Shakespeare Festival, Montgomery, Alabama;
                                 Montgomery Museum of Fine Arts, Montgomery, Alabama;
                                 Americans for the Arts, New York, New York; Business
                                 Committee for the Arts, New York, New York; and Southern
                                 Center for International Studies, Atlanta, Georgia;
                                 President of the National Actors Theatre, New York, New
                                 York; Chairman of the Advisory Committee of the National
                                 Postal Museum, Washington, DC; Trustee Emeritus of the
                                 University of Alabama; and Life Trustee of Rhodes College,
                                 Memphis, Tennessee.

CARTLEDGE PICTURE              R. EUGENE CARTLEDGE, Age 68.
                               Director since September 1994; Chairman of the Compensation and Management Development Committee, member of the
                                 Acquisition Committee and the Audit Committee.
                               Past Chairman of the Board of Savannah Foods and Industries,
                                 Inc., Savannah, Georgia (sugar processing) from 1996 to
                                 1997. Formerly Chairman of the Board and Chief Executive
                                 Officer of Union Camp Corporation, Wayne, New Jersey 1986
                                 to 1994; prior to 1986, President and Chief Operating
                                 Officer of Union Camp Corporation.
                               Mr. Cartledge is also a Director of Union Camp Corporation,
                                 Delta Air Lines, Inc., Sun Company, Chase Brass
                                 Industries, and UCAR International, Inc.

DAY PICTURE                    H. CORBIN DAY, Age 60.
                               Director since June 1992; member of the Executive Committee, the Acquisition Committee, the Finance Committee and the
                                 Compensation and Management Development Committee.
                               Chairman of Jemison Investment Co., Inc., Birmingham,
                                 Alabama (diversified holding company) since May 1988 and
                                 limited partner of Goldman, Sachs & Co., New York, New
                                 York (investment bankers) since 1986.
                               Mr. Day is also a Director of Jemison Investment Co., Inc.
                                 and its affiliated companies, Birmingham, Alabama;
                                 Champion International Corporation, Stamford, Connecticut;
                                 Altec Industries, Inc., Birmingham, Alabama; American
                                 Heritage Life Insurance Company, Jacksonville, Florida;
                                 Hughes Supply, Inc., Orlando, Florida; Birmingham Museum
                                 of Art, Birmingham, Alabama; Birmingham-Southern College,
                                 Birmingham, Alabama; a Trustee of the New Jersey
                                 Historical Society, Newark, New Jersey; and Proctor
                                 Academy, Andover, New Hampshire.

NELSON PICTURE                 MARY D. NELSON, Age 64.
                               Director since June 1986; member of the Audit Committee and the Finance Committee.
                               President of Nelson & Co., Cincinnati, Ohio (consulting
                                 actuaries) throughout the past 6 years.
                               Mrs. Nelson is also a Director of Cincinnati Bell, Inc.,
                                 Cincinnati, Ohio and a Director of Union Central Life
                                 Insurance Co., Cincinnati, Ohio.


PANETTIERE PICTURE             JOHN M. PANETTIERE, Age 60.
                               Director since May 1992; member of the Executive Committee.
                               President and Chief Executive Officer since June 1993,
                                 President and Chief Operating Officer from May 1992 to
                                 June 1993 of the Corporation; formerly Chairman, President and Chief Executive Officer from January 1990 to May 1992,
                                 President and Chief Executive Officer from January 1988,
                                 Senior Executive Vice President and Chief Operating
                                 Officer from August 1986 of Grove Worldwide Company, Shady
                                 Grove, Pennsylvania (mobile hydraulic cranes and aerial
                                 work platforms).
                               Mr. Panettiere is also a Director of Altec Industries, Inc.,
                                 Birmingham, Alabama; the Alabama Shakespeare Festival,
                                 Montgomery, Alabama; and a Trustee of Westminster College,
                                 Fulton, Missouri. He is a Life Honorary Director and Past
                                 Chairman of the Construction Industry Manufacturers
                                 Association, Milwaukee, Wisconsin.

RONAN PICTURE                  ARTHUR P. RONAN, Age 68.
                               Director since June 1993; Chairman of the Audit Committee, member of the Acquisition Committee and the Compensation
                                 and Management Development Committee.
                               Retired since February 1992; formerly Corporate Vice
                                 President from 1982 and President from June 1985 of the
                                 Automotive Operations of Rockwell International
                                 Corporation, Troy, Michigan (automotive components).
                               Mr. Ronan was Chairman and President of Western Highway
                                 Institute, Bruno, California from 1991 to 1993; Vice
                                 Chairman of Highway Users Federation, Washington, D.C.
                                 from 1990 to 1992; Trustee of General Motors Institute,
                                 Flint, Michigan from 1984 to 1992; member of the Board of
                                 Advisors of Oakland University, Rochester, Michigan from
                                 1984 to 1992; and Trustee of Marygrove College, Detroit,
                                 Michigan from 1975 to 1979.

---------------

(1) Includes the period for which the person served as a director of Blount Brothers Corporation. The Corporation was organized in February 1971, and on March 1, 1971, the stockholders of Blount Brothers Corporation exchanged their stock in Blount Brothers Corporation for stock in Blount, Inc. Blount Brothers Corporation was merged into Blount, Inc. on February 29, 1988.

THE BOARD AND ITS COMMITTEES

     The property, affairs and business of the Corporation are managed under the direction of the Board. The Board has standing Executive, Audit, Finance, Acquisition and Compensation and Management Development Committees whose principal functions are described below. The Corporation does not have a Nominating Committee. During the year ended December 31, 1997, the Board held 4 regular meetings and took action 2 times by written consent in lieu of a meeting. Average attendance by directors at Board and Committee meetings was 96.5%.

     Executive Committee -- The Executive Committee consists of 4 members, 2 of whom are non-employee directors. The Chairman of the Board of the Corporation is Chairman of the Committee. The Committee may exercise all of the authority and powers of the Board, to the extent permitted by law, during the intervals between Board meetings. The Committee held 1 telephone conference and took action 1 time by written consent in lieu of a meeting during 1997. The present members of the Committee are Winton M. Blount, W. Houston Blount, H. Corbin Day and John M. Panettiere.

     Audit Committee -- The Audit Committee consists of 6 members, all of whom are non-employee directors. The functions of the Committee include (i) recommending annually to the Board the appointment of the Corporation's independent auditors, (ii) reviewing the professional services, proposed fees and independence of such auditors, (iii) reviewing the annual audit plans of such auditors and the internal audit staff, (iv) monitoring the activities of the independent auditors and internal audit staff, and (v) reporting on such activities to the Board. The Committee held 2 regular meetings during 1997. The members of the Committee who served during 1997 were R. Eugene Cartledge, C. Todd Conover, Emory M. Folmar, Mary D. Nelson, Arthur P. Ronan and Andrew A. Sorensen.

     Finance Committee -- The Finance Committee consists of 6 members, all of whom are non-employee directors. The functions of the Committee include (i) approving the Corporation's funding policy for its retirement plans, (ii) approving actuarial assumptions for the retirement plans, (iii) approving the selection and termination of investment managers, trustees, independent auditors and actuaries for the retirement plans, (iv) approving the investment policy asset allocation guidelines, objectives, constraints, and restrictions, as appropriate, issued to investment managers and trustees, (v) approving operating procedures and safeguards as required to prohibit transactions not authorized under the Employee Retirement Income Security Act, (vi) approving the consolidation, merger, or transfer of retirement plan assets or liabilities to or from one plan to another, (vii) approving reports with regard to retirement plans prepared by the trustees, the independent auditors, investment managers or consultants, and the actuaries, and
(viii) reporting on such activities to the Board. The Committee held 1 regular meeting and 1 telephone conference during 1997. The members of the Committee who served during 1997 were C. Todd Conover, H. Corbin Day, Herbert J. Dickson, Emory M. Folmar, Mary D. Nelson and Andrew A. Sorensen.

     Compensation and Management Development Committee -- The Compensation and Management Development Committee consists of 5 members, all of whom are non-employee directors. The functions of the Committee include (i) approving compensation philosophy and guidelines for the Corporation's executive and managerial employees, (ii) establishing a total compensation range for the Chairman of the Board and the President and Chief Executive Officer ("CEO") and appraising the performance of said officers on a timely basis, (iii) approving salaries and changes in salaries of officers of the Corporation and presidents of its subsidiaries or other executives as the Committee may deem appropriate,
(iv) approving the participants, annual financial or other targets, and amounts to be paid under the Corporation's Target Incentive Plans, (v) reviewing and recommending to the Board any new executive incentive or stock option plans or additions to or revisions of such existing plans and approving any awards or options granted under such plan(s), (vi) reviewing from time to time the Corporation's management resources and executive personnel planning, development and selection processes, and (vii) reporting on such activities to the Board. The Committee held 1 regular meeting and took action 4 times by written consent in lieu of a meeting during 1997. The present members of the Committee are W. Houston Blount, R. Eugene Cartledge, H. Corbin Day, Herbert J. Dickson and Arthur P. Ronan.

     Acquisition Committee -- The Acquisition Committee consists of 4 members, all of whom are non-employee directors. The functions of the Committee are to review and approve any acquisition proposed by management and report on such activities to the Board. The Committee held 2 regular meetings during 1997. The present members of the Committee are W. Houston Blount, R. Eugene Cartledge, H. Corbin Day, and Arthur P. Ronan.

COMPENSATION OF DIRECTORS

     Non-employee directors received a retainer fee of $6,250 per quarter plus a fee of $1,000 for each Board Meeting attended in person or by telephone conference, and an additional $1,000 for each Board Committee Meeting attended in person or by telephone conference. No fee for execution of consent actions is paid. Persons serving as Chairmen of Committees of the Board, who were not employees of the Corporation, received an additional retainer fee of $1,000 per quarter for their services. The directors were reimbursed for travel and other expenses and were provided travel insurance when traveling on Corporation business, liability insurance coverage and participation in a charitable contributions matching gift program. Participation in the Corporation's group medical and dental plans is available to the non-employee directors on the same basis as offered to all employees of the Corporation. In addition, each non-employee director was provided $50,000 of life insurance under the Corporation's group life insurance plan. Directors who are employees of the Corporation do not receive any additional compensation for their services as directors.

     In January 1983, the Board approved a Directors' Fee Deferral Plan under which directors may defer receipt of directors' fees until their retirement or other termination of status as a director. Deferred amounts bear interest, adjusted quarterly, based on the prime rate set by a New York bank. Such accumulated fees, together with the income accrued thereon, are payable in cash to the director or his or her estate in accordance with the option selected by the director at the time he or she elected to participate in this plan. The Directors' Fee Deferral Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. Two directors have chosen to defer their director's fees.

     In May 1991, the Board approved and in April 1994 amended the Advisory Directors' Recognition Plan. Each member of the Board who has served as a director for at least 5 consecutive years and who has not been an employee vested in any employee benefits sponsored by the Corporation during his or her service on the Board and (a) who is serving at the attainment of age 72, or (b) who becomes permanently and totally disabled at any time prior to age 72, shall become an advisory director. No advisory director and no other director, except the co-founders of the Corporation, shall be eligible to stand for re-election to the Board after reaching age 72. Under this plan, a director who is or becomes eligible for advisory director status after July 1, 1991, shall, at the end of his or her current term, be paid a quarterly benefit for life equal to the quarterly cash retainer, exclusive of committee chairman fees, then being paid to the director. An advisory director who attains that status due to disability shall be paid a quarterly disability benefit equal to the quarterly cash retainer then being paid to the director for the shorter of (a) such advisory director's life, or (b) the number of the advisory director's full years of service as a director. A director who has been an employee vested in employee benefits sponsored by the Corporation is eligible to become an advisory director, but shall not be entitled to the retainer paid to advisory directors. When their views on a matter are sought, advisory directors are expected to consult with management or directors of the Corporation. The status of advisory director may be terminated upon request by the advisory director or by the Board if it determines that an advisory director becomes a director, officer, employee or consultant of or to another company that competes with the Corporation or any of its subsidiaries. The Advisory Directors' Recognition Plan does not apply to Winton M. Blount, a co-founder of the Corporation. It also does not apply to W. Houston Blount, a co-founder of the Corporation, until he ceases to be a member of the Board of Directors regardless of his age at the time of such cessation. The Advisory Directors' Recognition Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. There are presently 2 participants under this plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following members of the Board served as members of the Compensation and Management Development Committee during 1997:

          W. Houston Blount, Chairman of the Board Emeritus of Vulcan Materials Company.

          R. Eugene Cartledge, Former Chairman of Savannah Foods, Savannah, Georgia and retired Chairman and Chief Executive Officer of Union Camp Corporation.

          H. Corbin Day, Limited Partner of Goldman, Sachs & Co., and Chairman of Jemison Investment Co., Inc.

          Herbert J. Dickson, Financial Consultant and formerly Chairman of the Board of Fortune Financial Services.

          Arthur P. Ronan, formerly President of the Automotive Operations of Rockwell International Corporation.

     There were no relationships with respect to Compensation Committee interlocks and insider participation in compensation decisions during 1997.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

OVERALL OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The Corporation's executive compensation program is designed to help the Corporation attract, motivate and retain the executive resources that the Corporation needs in order to maximize its return to shareholders.

     Toward that end, the Corporation's executive compensation program attempts to provide:

     - levels of compensation that are competitive with those provided in the various markets in which the Corporation competes for its executive resources;

     - incentive compensation that varies in a manner consistent with the financial performance of the Corporation; and

     - incentive compensation that effectively rewards corporate and individual performance.

     In designing and administering its executive compensation program, the Corporation attempts to maintain an appropriate balance among these various objectives, each of which is discussed in greater detail below.

PROVIDING COMPETITIVE LEVELS OF COMPENSATION

     The Corporation attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with total compensation provided to executives who hold comparable positions or have similar qualifications in other organizations of similar size and scope with which the Corporation competes.

     The Corporation projects an executive's competitive level of compensation based on information drawn from a variety of sources, including proxy statements, special surveys, and independent compensation consultants. This information is used in creating the basic structure of the Corporation's program. The market data used in establishing the Corporation's executive compensation levels reflect a blending of general industry and manufacturing industry companies comparable to the Corporation's size, including many of the industry peer companies covered by the total shareholder return graph (see page
19). However, the Committee has not defined the Corporation's compensation comparative group to be identical to the companies included in the graph for a variety of reasons, including the need to adjust for differences in company size and scope.

     It should be noted that the value of an executive's compensation package will vary significantly based on performance. So while the expected value of an executive's compensation package may be competitive, its actual value can exceed or fall below competitive levels depending on performance.

ENSURING THAT INCENTIVE COMPENSATION VARIES WITH FINANCIAL PERFORMANCE

     The Corporation's incentive plans are designed to ensure that the incentive compensation varies in a manner consistent with the financial performance of the Corporation and its various business units. The specific corporate performance factors for CY 1997 are discussed in other sections of this report.

     All operating units were profitable for CY 1997.

REWARDING INDIVIDUAL PERFORMANCE

     The Corporation believes that effectively rewarding individual performance will ultimately serve to enhance the financial performance of the Corporation and its various business units. While the Corporation's incentive plans provide compensation that varies with financial performance, they also provide for individual awards that are based on quantitative assessments of business unit and individual performance.

DESCRIPTION OF THE EXECUTIVE COMPENSATION PROGRAM

     This section describes each of the principal elements of the Corporation's executive compensation program.

BASE SALARY PROGRAM

     The objective of the Corporation's base salary program for senior executive management positions is to provide base salaries that are approximately between the 70th and 80th percentile of the competitive market norms for companies in the Corporation's business lines and similar in size to the Corporation. The Committee believes it is crucial to provide competitive salaries in order to attract and retain managers who are highly talented. The specific competitive markets considered depend on the nature and level of the positions in question and the markets from which qualified individuals are recruited.

     Base salary levels are also dependent on the performance of each individual employee. Thus, employees with higher levels of sustained performance will be paid correspondingly higher salaries.

     Annual salary reviews are based on three factors: general levels of market salary increases, individual performance, and the Corporation's overall financial results. All base salary increases are based on a philosophy of pay-for-performance and perceptions of an individual's long-term value to the Corporation.

THE MANAGEMENT INCENTIVE PLAN

     The objectives of the Annual Target Incentive Plan are to motivate and reward the accomplishment of annual corporate objectives; reinforce a strong performance orientation with differentiation and variability in individual awards based on contributions to business results; and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards are paid upon the achievement of specific business segment and individual performance objectives established for CY 1997.

     Targeted bonus award levels are determined for eligible positions each year using data obtained from independent consultants and surveys. The target bonus levels reflect competitive market norms for companies similar in size to the Corporation and the Corporation's philosophy of providing competitive total annual compensation opportunities.

     A target incentive bonus program is established each year based on the Corporation's budgeted performance against measures approved by the Committee. For CY 1997, the key performance measures considered were pre-tax or operating income and return on capital employed for operating units, net income for the Corporate staff and for all plan participants other than the Chairman of the Board and the President and Chief Executive Officer, individual key base objectives were established and measured. The weighting of target objectives among each of the Corporation's operating units range from a 50% weighting factor for pre-tax or operating income, a 20% weighting for return on capital employed and a 30% weighting for attainment of individual performance objectives.

     For the corporate staff and senior corporate officers, 60% of bonus attainment is based on the Corporation's net income target and 40% of the bonus is determined by attainment of individual key base objectives. The bonus attainment for the Chairman of the Board and for the President and Chief Executive Officer is based 100% on the Corporation's net income target.

     Target bonuses for Incentive Plan participants range from 5% to 65% of the participants' base pay. Participants can earn from 80% (minimum threshold) to 200% (maximum) of the target bonus. The actual bonus is determined by the extent to which performance objectives have been accomplished. All units were profitable for CY 1997. As a result, an annual incentive funding pool was created for CY 1997 performance and awards were made to certain key executives named in the compensation table exceeding target bonus objectives.

LONG-TERM INCENTIVES

     The Corporation's approach to long-term incentives for employees is focused on the Corporation's stock option plans. The Corporation uses stock options to align the interests of employees and shareholders by providing value to the employee when the stock price increases. Options are granted at 100% of the market value of the stock on the date of grant.

     All options granted have terms of 10 years and are generally fully exercisable within 3 years of the date of the grant. The exercise price is payable in cash. No option holder has any rights as a shareholder for any shares subject to an option until the exercise price has been paid and the shares have been issued to the employee.

     The Corporation's stock option grant levels are established by considering competitive market data on grant levels and the level of shares reserved for such plans. Individual option grants are based on the responsibility level of each participant in the Corporation, attainment of individual performance measured against key base objectives, and the amounts of previous grants.

     The Executive Compensation Program is reviewed annually by the Compensation and Management Development Committee to provide an appropriate mix of base salary, annual bonus, and long-term awards within the philosophy of providing competitive total direct compensation opportunities. Stock options granted to the named executives in CY 1997 are shown in the Option Grant Table (see page
15).

CY 1997 COMPENSATION FOR THE CHAIRMAN OF THE BOARD AND THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     As described above, the Corporation determines its pay for all Executive Officers of the Corporation, including the Chairman of the Board and the President and Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific actions taken by the Committee regarding the Chairman of the Board and the President and Chief Executive Officer's compensation are summarized below:

          Base Salary -- The Chairman of the Board, Mr. Winton Blount, received no increase in base salary in CY 1997. The President and Chief Executive Officer, Mr. John Panettiere, received a 7.14% merit increase in March 1997 based on competitive data and performance.

          Annual Bonus -- The Corporation's CY 1997 performance exceeded the targeted net income objective established in the Executive Management Incentive Plan which covers the Chairman of the Board and the President and Chief Executive Officer. The Plan was approved by the shareholders in June of 1994.

     The bonus for CY 1997 generated by the Executive Management Incentive Plan formula for Mr. Winton Blount, Chairman of the Board, and for Mr. John Panettiere, President and Chief Executive Officer, was based on the Corporation's attainment of the net income objective established in December 1996. The Corporation's performance significantly exceeded that objective thus bonuses equal to 150% of the 45% target for Mr. Winton Blount and 150% of the 65% target for Mr. John Panettiere were earned for CY 1997. As a result of this performance, the Committee also approved a discretionary bonus of $293,750 for Mr. Blount and a $268,750 discretionary bonus for Mr. Panettiere.

                            R. Eugene Cartledge, Chairman
                            W. Houston Blount
                            H. Corbin Day
                            Herbert J. Dickson
                            Arthur P. Ronan

                               EXECUTIVE OFFICERS

     The executive officers of the Corporation, in addition to those who are also Director nominees, as of February 20, 1998 are:

                                                                                     YEAR FIRST
                                                                                     ELECTED TO               FAMILY
NAME                                              OFFICE                             SUCH OFFICE    AGE    RELATIONSHIP
----                                              ------                             -----------    ---    ------------
Leonard C. Hale           President -- Sporting Equipment Group                           1996      54         None
Richard H. Irving, III    Senior Vice President and General Counsel of the                1995      54         None
                            Corporation
Harold E. Layman          Executive Vice President -- Finance Operations and              1997      51         None
                            Chief Financial Officer of the Corporation
D. Joseph McInnes         Executive Vice President -- Administration and Chief           1997,      54         None
                            Administrative Officer of the Corporation, Corporate      1994 and
                            Secretary and President of The Blount Foundation,             1982
                            Inc.
James S. Osterman         President -- Outdoor Products Group                             1997      60         None
Donald B. Zorn            President -- Industrial and Power Equipment Group               1997      61         None

     Each of these executive officers serves at the pleasure of the Board. There were no arrangements or understandings with any other person pursuant to which any officer was elected. The executive officers of the Corporation may also be directors or officers of subsidiaries of the Corporation.

     Leonard C. Hale was elected President of the Sporting Equipment Group May 21, 1996. Prior to that date, Mr. Hale served for more than 5 years as Executive Vice President of Ellett Brothers, a supplier of outdoor sporting goods in Chapin, South Carolina.

     Richard H. Irving, III was elected Senior Vice President and General Counsel in April 1995. Prior to that date, he served since 1986 as Vice President, General Counsel and Secretary of Duchossois Industries, Inc., a diversified privately held company headquartered in Elmhurst, Illinois. Mr. Irving also served as Associate General Counsel of Union Camp Corporation from 1979 to 1986, and Assistant General Counsel of Rockwell International from 1974 to 1979.

     Harold E. Layman was elected Executive Vice President -- Finance Operations and Chief Financial Officer of the Corporation in February 1997. Prior to that date, he served as Senior Vice President and Chief Financial Officer of the Corporation from January 1993. Prior to January 1993, he served as Senior Vice President Finance and Administration and was a member of the Executive Committee of VME Group, N.V., The Netherlands, a manufacturer of automotive components and industrial equipment, from September 1988.

     D. Joseph McInnes was elected Executive Vice President -- Administration and Chief Administrative Officer of the Corporation in February 1997. Prior to that date, he served as Senior Vice President -- Administration and Secretary of the Corporation from May 1994. Prior to May 1994, he served as Senior Vice President -- Administration of the Corporation from October 1991, and Vice President -- Human Resources of the Corporation from March 1983. In addition, he was elected President of The Blount Foundation, Inc., a charitable foundation funded by the Corporation, in April 1982. He also continues to serve as Corporate Secretary.

     James S. Osterman was elected President, Outdoor Products Group in January 1997. Prior to that date, he served as President of the Oregon Cutting Systems Division of the Corporation from January 1987.

     Donald B. Zorn was elected President, Industrial and Power Equipment Group in January 1997. Prior to that date, he served as President of the Forestry and Industrial Equipment Division of the Corporation since January 1994. Prior to January 1994, he served as President and Chief Operating Officer of Grove Cranes, a division of Grove Worldwide Company, Shady Grove, Pennsylvania (manufacturer of mobile hydraulic cranes and aerial work platforms) from March 1988.

                             EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended the last day of December 1997, the last day of December 1996, and the last day of February 1996, all plan and non-plan compensation awarded to, earned by, or paid to (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers other than the CEO of the Corporation (the "Named Executive Officers") at the end of December 1997 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                            ------------
                                                        ANNUAL COMPENSATION                  SECURITIES
                NAME AND                   ----------------------------------------------    UNDERLYING
                PRINCIPAL                          SALARY      BONUS       OTHER ANNUAL       OPTIONS         ALL OTHER
                POSITION                   YEAR*     ($)        ($)      COMPENSATION ($)       (#)        COMPENSATION ($)
                ---------                  -----   -------   ---------   ----------------   ------------   ----------------
Winton M. Blount                            1997   750,000     800,000        60,282(1)             0           44,987(2)
  Chairman of the Board                    C1996   625,000     800,000        48,272          100,000          167,306
                                            1996   750,000     975,000        60,937                0           47,057
John M. Panettiere                          1997   741,666   1,000,000        58,685(1)       238,000          119,805(3)
  President and Chief Executive Officer    C1996   583,333     900,000        54,605          320,000          135,585
                                            1996   632,500     823,000        91,436                0           94,817
James S. Osterman                           1997   316,151     310,000         9,042(1)        62,000           26,920(4)
  President -- Outdoor Products Group      C1996   233,333     230,000         7,163           80,000           24,170
                                            1996   255,000     235,000         8,538                0           20,402
Harold E. Layman                            1997   291,666     275,000        12,390(1)        60,000           24,200(5)
  Executive Vice President -- Finance      C1996   229,166     225,000         5,620           80,000           22,291
  Operations and Chief Financial Officer    1996   257,000     232,000        13,401                0           19,554
D. Joseph McInnes                           1997   286,833     265,000        12,433(1)        60,000           23,625(6)
  Executive Vice President --              C1996   225,833     225,000         7,747           80,000           82,199
  Administration and Chief                  1996   254,000     232,000        11,727                0           31,468
  Administrative Officer and
  Corporate Secretary

* C1996 represents the ten-month period March 1, 1996 through December 31, 1996. The Corporation changed its Fiscal Year from a March 1-February 28 period to a January 1-December 31 period, thus the ten-month period ended December 31, 1996 is reported.
---------------

(1) Tax gross-up on club dues, personal use of the Corporation's property and premiums on life insurance policies.
(2) Amount is comprised of $31,000 matching contribution to employee's 401(k) and excess 401(k) accounts and $13,987 attributable to the personal portion of the premiums on life insurance policies under the Executive Benefit Life Insurance and Supplemental Retirement Plan.
(3) Amount is comprised of $68,791 matching contribution to employee's 401(k) and excess 401(k) accounts and $51,014 premiums on a life insurance policy under the Executive Life Insurance Plan.
(4) Amount is comprised of $23,157 matching contribution to employee's 401(k) and excess 401(k) accounts and $3,763 accrued pursuant to the Omark Salary Continuation Plan.
(5) Amount is comprised of $21,895 matching contribution to employee's 401(k) and excess 401(k) accounts and $2,305 attributable to the personal portion of the premiums on the life insurance policies under the Executive Life Insurance Plan.
(6) Amount is comprised of $21,861 matching contribution to the employee's 401(k) and excess 401(k) accounts and $1,764 in premiums on a life insurance policy under the Executive Benefit Life Insurance Plan and Supplemental Retirement Plan.

OPTION GRANTS

     The following table summarizes pertinent information concerning individual grants of stock options, including the potential realizable dollar value of grants of options made during 1997 to each Named Executive Officer, assuming that the market value of the underlying security appreciates in value, from the date of grant to the end of the option term, at the rates indicated in the following table:

                      OPTION GRANTS IN CALENDAR YEAR 1997

                                                  INDIVIDUAL GRANTS
                                        -------------------------------------                  POTENTIAL REALIZABLE VALUE
                                        NUMBER OF     % OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                                        SECURITIES     OPTIONS                                  STOCK PRICE APPRECIATION
                                        UNDERLYING    GRANTED TO    EXERCISE     EXPIRATION        FOR OPTION TERM(1)
                                         OPTIONS      EMPLOYEES       PRICE         DATE       --------------------------
                 NAME                   GRANTED(#)     IN 1997      ($/SHARE)     (MMDDYY)        5%($)         10%($)
                 ----                   ----------    ----------    ---------    ----------    -----------    -----------
Winton M. Blount                               0            0              0             0              0              0
John M. Panettiere                       238,000        22.99%       19.6563      02-11-07      2,942,000      7,456,000
James S. Osterman                         62,000         5.99%       19.6563      02-11-07        766,000      1,942,000
Harold E. Layman                          60,000         5.79%       19.6563      02-11-07        742,000      1,880,000
D. Joseph McInnes                         60,000         5.79%       19.6563      02-11-07        742,000      1,880,000

---------------

(1) The amounts under these columns are the result of calculations at 5% and 10% rates which were established by rules adopted by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Class A Common Stock.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table summarizes pertinent information concerning the exercise of stock options during 1997 by each of the Named Executive Officers and the year-end value of unexercised options:

                       AGGREGATE OPTION EXERCISES IN 1997
                           AND YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                            OPTIONS AT                      OPTIONS AT
                                      SHARES                               YEAR END(#)                     YEAR END($)
                                    ACQUIRED ON       VALUE        ----------------------------    ----------------------------
NAME                                EXERCISE(#)    REALIZED($)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                -----------    ------------    -----------    -------------    -----------    -------------
Winton M. Blount                           0               0          33,334          66,666          375,008         749,993
John M. Panettiere                    36,640         644,252         481,668         568,136        7,206,263       6,871,836
James S. Osterman                     65,000         821,565          39,688         124,812          447,575       1,143,359
Harold E. Layman                           0               0         247,168         125,332        4,199,138       1,288,357
D. Joseph McInnes                     12,000         211,000         169,168         113,332        2,617,514       1,021,857

PENSION PLANS

     Assuming continuance of the Blount Retirement Plan in its present form, estimated annual benefits payable to eligible employees (including executive officers) in specific classifications following retirement at age 65 (normal retirement age), after continuous years of credited service, are shown below:

                               PENSION PLAN TABLE

FIVE-YEAR AVERAGE    ESTIMATED ANNUAL BENEFITS FOR SPECIFIED YEARS OF CREDITED SERVICE(1), (2)
   EARNINGS AT      ----------------------------------------------------------------------------
  RETIREMENT(3)        10         15         20         25         30         35      40 OR MORE
------------------------------------------------------------------------------------------------
    $100,000        $ 20,000   $ 30,000   $ 40,000   $ 50,000   $ 52,500   $ 55,000    $ 57,500
     200,000          40,000     60,000     80,000    100,000    105,000    110,000     115,000
     300,000          60,000     90,000    120,000    150,000    157,500    165,000     172,500
     400,000          80,000    120,000    160,000    200,000    210,000    220,000     230,000
     500,000         100,000    150,000    200,000    250,000    262,500    275,000     287,500
     600,000         120,000    180,000    240,000    300,000    315,000    330,000     345,000
     700,000         140,000    210,000    280,000    350,000    367,500    385,000     402,500
     800,000         160,000    240,000    320,000    400,000    420,000    440,000     460,000

---------------

(1) The amounts set out above are based on the benefits under a straight life annuity to a participant retiring at age 65 on January 1, 1998. The amounts shown are to be reduced for offsetting amounts to be paid as social security benefits and benefits payable under Master Annuity Contracts (purchased upon termination of prior Retirement Plans).
(2) Under Section 415(b) of the Internal Revenue Code, as amended, the maximum benefit payable under the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) and the Blount Retirement Plan to an employee retiring at age 65 in 1997 is $125,000, an amount which may change each year in accordance with a determination made by the Commissioner of the Internal Revenue Service. In addition, Section 401(a)(17) of the Internal Revenue Code, as amended, limits the amount of an employee's compensation which may be taken into account under the Blount Retirement Plan to $160,000 for 1997, an amount which also may change each year in accordance with a similar determination. These limitations have been disregarded for the purposes of this table since the amount of the benefit payable in excess of the limitation is covered by the Blount International, Inc. and Subsidiaries Supplemental Retirement Benefit Plan (the "Excess Benefit Plan").
(3) Earnings covered by the Blount Retirement Plan are based on the participant's base salary or wages.

     The years of benefit service used to determine benefits under the Blount Retirement Plan and the Master Annuity Contracts (purchased upon termination of prior Retirement Plans) as of December 31, 1997, for the persons named in the Summary Compensation Table are: Mr. Panettiere -- 6 years; Mr. Blount -- 52 years; Mr. Osterman -- 28 years; Mr. Layman -- 5 years; and Mr. McInnes -- 24 years.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

EXECUTIVE BENEFIT LIFE INSURANCE AND SUPPLEMENTAL RETIREMENT PLAN

     On September 22, 1980, the Board adopted, effective August 1, 1980, an Executive Benefit Life Insurance and Supplemental Retirement Plan (the "Keyman Insurance Plan") for key executive officers of the Corporation and its subsidiaries. Eligibility is determined by the Compensation and Management Development Committee of the Board. Each participating executive officer has the opportunity to obtain life insurance that will pay to the named beneficiary in the event of the executive officer's death while employed by the Corporation or one of its subsidiaries as a full-time permanent employee, an amount equal to 2 1/2 times the executive officer's annual compensation (base salary as of August 1 of each year plus the amount of the most recent bonus paid under the Corporation's Annual Target Incentive Plan) at the time of the executive officer's death (the "Death Benefit"). The excess of the face amount of the policy over the Death Benefit is paid to the Corporation. The Corporation has ownership rights in the policy, except that the executive officer has the right to change the beneficiary designation for the amount of the Death Benefit. All dividends declared on the policy shall be applied at the option of the Corporation to purchase additional paid-up insurance on the life of the executive officer or to reduce the premiums on the policy. The Corporation pays all premiums due on the policies.

     If the executive officer retires directly from permanent full-time employment with the Corporation or one of its subsidiaries, under certain circumstances and subject to the election by the executive officer, the Corporation, after withdrawing the cash value, will assign its rights in the policy to the executive officer. In lieu of the Corporation's assignment of its rights in the policy, the executive officer may elect to receive an optional supplemental retirement benefit payable by the Corporation instead of all or a portion of any interest the executive officer or his beneficiary or beneficiaries may otherwise be entitled to under the policy, and the Death Benefit will terminate. If the executive officer retires prior to age 65, he or she may elect a supplemental retirement benefit commencing upon such retirement date, but the benefit will be reduced based on a formula.

     Should the executive officer upon retirement at age 65 or later elect to receive a supplemental retirement benefit under the Keyman Insurance Plan and based on the amount of life insurance in force at the end of 1997, the persons named in the Summary Compensation Table would receive the following annual payments from the Corporation for 15 years in addition to the benefits payable under the Master Annuity Contract, the Excess Benefit Plan and any Supplemental Executive Retirement Plan: Mr. Blount -- $280,000 and Mr. McInnes -- $144,200. Messrs. Panettiere, Osterman and Layman do not participate in the Keyman Insurance Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

     The Corporation maintains a Supplemental Executive Retirement Plan for John
M. Panettiere. The Supplemental Executive Retirement Plan will provide Mr. Panettiere with a benefit upon his normal retirement date or earlier termination of employment equal to a benefit calculated under the benefit formula of the Blount Retirement Plan, but based on a schedule of years of service granted to him under the Supplemental Executive Retirement Plan rather than his actual service, reduced by any retirement benefits payable under the Blount Retirement Plan, the Supplemental Retirement Benefit Plan, and any retirement income actually paid to Mr. Panettiere under any pension plan maintained by a former employer. This Plan is administered by the Board or, at its discretion, the Compensation and Management Development Committee of the Board. This Plan may be amended from time to time in any respect with the consent of the other party, but it cannot be terminated without the consent of the Board or its designated committee and Mr. Panettiere. At the discretion of the Board and after timely notice to Mr. Panettiere, rights to receive any benefits under this Plan may be forfeited, suspended, reduced or terminated by the Board if it determines in good faith that good cause as defined in this Plan has been shown. The projected annual benefit payable to Mr. Panettiere under this Plan, in addition to the benefits payable under the Blount Retirement Plan, the Excess Benefit Plan and the retirement income payable under any pension plan maintained by a former employer of Mr. Panettiere, is $288,042.

OMARK SUPPLEMENTAL RETIREMENT PLAN

     The Corporation sponsors a Supplemental Retirement Plan for the certain management employees of Blount, Inc.'s Outdoor Products Group, Sporting Equipment Group, and Industrial and Power Equipment Group (the "Omark Supplemental Retirement Plan"), which was originally adopted by a predecessor corporation, effective July 1, 1979. The Omark Supplemental Retirement Plan provides a supplemental retirement benefit to participants equal to the excess, if any, of (i) 50% of the participant's highest 5-year average base salary during the last 10 years of employment before age 65, over (ii) the aggregate amount available to the participant under the other benefit plans of the subsidiaries and one-half the primary social security benefit. The Omark Supplemental Retirement Plan provides for retirement at an earlier age at reduced benefits. The Omark Supplemental Retirement Plan may be revised or terminated by the Board. Mr. Osterman participates in the Omark Supplemental Retirement Plan. No benefits are projected to be payable under this Plan.

OMARK RETIREMENT PROTECTION PLAN

     The Corporation sponsors a Retirement Protection Plan (the "Omark Protection Plan") for certain employees of Blount, Inc.'s Outdoor Products Group, Sporting Equipment Group, and Industrial and Power Equipment Group, which was originally adopted by a predecessor corporation, effective November 1, 1983. Participation in the Omark Protection Plan is automatic if the amount of an individual's benefit under the Omark Retirement Plan, which was funded by the Corporation prior to its termination on July 27, 1985, is reduced as a result of any deferral of compensation pursuant to the Omark Deferred Plan, which was terminated effective December 31, 1986. Benefits under the Omark Protection Plan are limited to the amount of any reduction of benefits under the Master Annuity Contracts (purchased upon termination of the Omark Retirement Plan) or the Pre-1992 Omark Retirement Plan as a result of any deferral of compensation pursuant to the Omark Deferred Plan prior to its termination. If the benefits that are actually due under the Master Annuity Contracts or the Blount Retirement Plan are not reduced, then no benefits are due under the Omark Protection Plan. The Board may terminate or amend the Omark Protection Plan on the first day of any month by giving notice to the participants. Such termination shall not affect the rights of participants under the Omark Protection Plan as of such date of termination. The Omark Protection Plan is unfunded and amounts due the participants covered thereby are general obligations of the Corporation. Mr. Osterman participates in the Omark Protection Plan. No benefits are projected to be payable under this Plan.

OMARK SALARY CONTINUATION PLAN

     The Corporation sponsors a Salary Continuation Plan for certain employees of Blount, Inc.'s Outdoor Products Group, Sporting Equipment Group, and Industrial and Power Equipment Group, who participated in the former Management Award Plan of those divisions, which was originally adopted by a predecessor corporation, effective January 1, 1985. The Salary Continuation Plan provides the beneficiaries of the participants with a continuation of 2 years of annual salary when death occurs. The Board may at any time terminate or amend the Salary Continuation Plan. Participation in the Salary Continuation Plan was frozen effective February 28, 1990. The Salary Continuation Plan is unfunded and amounts due the beneficiaries of the participants covered thereby are general obligations of the Corporation. Mr. Osterman participates in the Salary Continuation Plan.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Corporation has entered into Employment Agreements (the "Agreements") with all of the executive officers named in the Summary Compensation Table except for Winton M. Blount. The terms of the Agreements provide that each executive will be paid a base salary no less than the most recent base salary, be eligible to participate in the Corporation's Incentive Plans with target bonuses ranging from 45% to 65% of base salary, participate in the Corporation's stock option programs and all other benefit plans, arrangements and perquisites generally available to executive officers. Two executives are covered by the Corporation's Executive Life Insurance Program and two are covered under the Corporation's Keyman Life Insurance and Supplemental Retirement Plan. The Agreement with Mr. Panettiere provides for certain supplemental retirement benefits, less any benefits from the Blount Retirement Plan, the Blount and Subsidiaries Supplemental Retirement Plan and any pension plan of a former employer.

     The duration of each Agreement is automatically extended one day for each day employed until such time as the executive attains his 65th birthday. Each Agreement has a clause which prohibits the executive, for up to three years following the termination of employment, from competing directly or indirectly with the Corporation or disclosing proprietary or confidential information.

     The Agreements contain a Change-In-Control provision under which the executive is paid a multiple (2 to 3 times, depending on the executive) of his then current base salary and an average of bonus payments recently received. Full funding of certain benefits and immediate vesting in unvested stock options also occur upon a Change-In-Control, as defined in the Agreements.

     The Agreements also contain provisions for severance payments and benefits (for 24 to 36 months, depending on the executive) if the Corporation terminates the executive's employment for reasons other than death, disability or cause (as defined in the Agreements).

     In the event of death, disability or termination for cause (as defined in the Agreements) or in the event the employee terminates his employment (except for Change-In-Control), the Corporation's obligations under the Employment Agreements cease and no special benefits will be paid.

     A Rabbi Trust has been established by the Corporation for the purpose of funding certain non-qualified benefits and Change-In-Control liabilities identified in this section.

                               PERFORMANCE GRAPH

     Rules adopted by the Securities and Exchange Commission require that the Corporation include in the proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the cumulative return of a broad equity market index that includes companies whose equity securities are traded on the same exchange and either a published industry index or an index of peer companies selected by the Corporation. Since the Corporation is not included in the Standard and Poor's 500 Stock Index and its equity securities are traded on the New York Stock Exchange, the New York Stock Exchange Market Value Index was selected as the broad equity market index. The Corporation chose a group of 11 manufacturing companies that have operations in those industries in which the Corporation competes as its peer group for purposes of this performance comparison. A list of these companies ("Peer Group") follows the graph below.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                 BLOUNT INTERNATIONAL, INC., A PEER GROUP, AND
                   NEW YORK STOCK EXCHANGE MARKET VALUE INDEX

           MEASUREMENT PERIOD                                                               NYSE MKT. VAL.
          (FISCAL YEAR COVERED)                   BLOUNT               PEER GROUP                INDEX
FEB. 1993                                                 100.00                 100.00                 100.00
FEB. 1994                                                 219.37                 154.63                 112.96
FEB. 1995                                                 346.21                 145.40                 114.69
FEB. 1996                                                 345.05                 199.11                 151.75
DEC. 1996                                                 440.12                 221.16                 174.92
DEC. 1997                                                 619.26                 302.63                 230.13

---------------

(1) The companies in the Peer Group are as follows: Brunswick Corp., Caterpillar, Inc., Deere & Co., Figgie International A, Ingersoll-Rand Co., Johnson Worldwide Assoc., Kaydon Corp., Kennametal Inc., Regal-Beloit Corp., Terex Corp., and the Toro Co.
(2) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on February 26, 1993 in each of Blount International, Inc., the Peer Group, and the NYSE Market Value Index, with investment weighted on the basis of market capitalization as appropriate.

                           INDEBTEDNESS OF MANAGEMENT

     In connection with the employment of Richard H. Irving, III as Senior Vice President and General Counsel of the Corporation in April 1995, the Corporation made an interest-free loan to him in August 1995 for the purchase of a home in Montgomery, Alabama pending sale of his home in another city. The largest aggregate amount of such indebtedness outstanding at any time during the year was $318,719, and the entire indebtedness was paid by February 28, 1997.

     In connection with the employment of Leonard C. Hale as President of Blount's Sporting Equipment Group in May 1996, the Corporation made an interest-free loan to him in December 1996 for the purchase of a home in Montgomery, Alabama. The largest aggregate amount of such indebtedness outstanding at any time was $78,000, and that was repaid in full on May 27, 1997.

                               FILING DISCLOSURE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Corporation's directors, executive officers and persons who beneficially own more than 10% of any class of equity securities of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Corporation with copies.

     Based on the review of copies of such forms received by it, or written representations from certain reporting persons, the Corporation believes that, during 1997 all filing requirements were complied with which were applicable to its directors, officers and greater than 10% beneficial owners.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

     During 1997, the Corporation made cash contributions of $2,150,634 to The Blount Foundation, Inc., a charitable foundation. D. Joseph McInnes is President and a director; Katherine Blount Miles is Vice President, Secretary, Treasurer and a director; and Winton M. Blount is a director of The Blount Foundation, Inc.

       APPROVAL OF THE 1998 BLOUNT LONG TERM EXECUTIVE STOCK OPTION PLAN

                                   PROPOSAL 2

     The Board adopted, subject to approval by the stockholders of the Corporation, a new stock option plan entitled the 1998 Blount Long Term Executive Stock Option Plan (the "1998 LTESO Plan"). The 1998 LTESO Plan became effective upon its adoption by the Compensation and Management Development Committee of the Board (the "Committee") on February 1, 1998. It was ratified by the Board on February 2, 1998 and is subject to approval by the stockholders. The following summary of the principal features of the 1998 LTESO Plan is qualified in all respects by the specific provisions of the 1998 LTESO Plan, the full text of which is set forth as Exhibit A hereto.

     The 1998 LTESO Plan contemplates the grant of the right to purchase shares of Class A Common Stock of the Corporation under Stock Option Agreements ("Options"). Subject to the usual antidilution provisions of stock splits, stock dividends, etc., the number of shares of Class A Common Stock which may be issued under the 1998 LTESO Plan may not exceed 1,200,000 shares. The 1998 LTESO Plan will be administered by the Committee. Those employees eligible to participate are any officer or other key management employee (approximately 60 persons) of the Corporation and its subsidiaries. The Committee will have sole discretion to determine from among eligible employees those to whom and the time or times at which or the criteria under which Options may be granted, the number of shares of Class A Common Stock to be subject to each Option and the period for the exercise of such Options. As of the date hereof, options to acquire 562,550 shares of Class A Common Stock at $24.84375 per share have been granted, subject to approval of the 1998 LTESO Plan by the stockholders under the 1998 LTESO Plan. Included were options for the following number of shares for the following persons and groups. Mr. Blount, Chairman of the Board, 0 shares; Mr. Panettiere, President and Chief Executive Officer, 160,000 shares; Mr. Osterman, President, Outdoor Products Group, 45,000 shares; Mr. Layman, Executive Vice President -- Finance Operations and Chief Financial Officer, 45,000 shares; and Mr. McInnes, Executive Vice President and Chief Administrative Officer and Corporate Secretary, 45,000 shares; all Executive Officers, as a group, 390,000 shares; all other employees, including all current officers who are not executive officers, as a group, 172,550 shares.

     The Board may from time to time suspend or discontinue the 1998 LTESO Plan or revise or amend it without further stockholder approval. New York Stock Exchange rules, however, presently would require stockholder approval to increase the number of shares which may be issued under the 1998 LTESO Plan, but if such rules were to be amended so as not to require such approval, the Board would be able to increase the number of shares issuable under the 1998 LTESO Plan without further stockholder action.

     The per share exercise price of the Class A Common Stock subject to each Option may not be less than the fair market value of such stock on the date the Option is granted. The life of the 1998 LTESO Plan is indefinite but the period for the exercise of each Option cannot exceed 10 years from the date of grant. As of February 27, 1998, the closing price of Class A Common Stock was $27.8125.

     Options may be exercised upon such schedule as the Committee determines at the date of grant and as may otherwise be set out in the 1998 LTESO Plan. No Option will be transferable by an optionee other than by will or the laws of descent and distribution. During the lifetime of an optionee, the Option will be exercisable only by the optionee.

     In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, before his or her Option is exercisable, the optionee's right to exercise such Option shall terminate and all rights thereunder shall cease. In the event an optionee's employment is terminated with or without cause, or by the act of the optionee including death, after his or her Option is exercisable, the optionee will have 3 months, except in the case of death as described below, after such termination within which to exercise such Option to the extent it was exercisable at the date of such termination provided, however, that if an Optionee is 60 years old or more and retires under a tax qualified pension plan of the Corporation directly from service with the Corporation or a subsidiary, such Optionee shall have the right for three months after the effective date of retirement (but not to exceed the original expiration date of the Option) to exercise such Option to the extent not previously exercised whether or not he/she would otherwise have a fully vested right to exercise the Option.

     In the event of the death of an optionee, the executor or administrator of the estate of the optionee or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to a will or the laws of descent and distribution shall have the right for 1 year following the date of death to exercise the optionee's Option to the extent it was exercisable at the date of death, but not to exceed the original expiration date of the Option.

     The 1998 LTESO Plan provides that in the event of a change in control of the Corporation (as defined in the 1998 LTESO Plan), all options will be fully exercisable as of the date of the change in control and shall remain exercisable through their full term.

SECTION 162(M) OF THE CODE

     Section 162(m) of the U.S. Internal Revenue Code, as amended, (the "Code"), generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a corporation's chief executive officer and to the four other most highly compensated executive officers. "Qualified performance-based compensation" is not subject to the deduction limit if certain requirements are met. Because stock options granted under the 1998 LTESO Plan must have an exercise price equal at least to fair market value at the date of grant and because the 1998 LTESO Plan states the maximum number of shares (500,000) with respect to which options may be granted during a specified period to any employee who is a Covered Employee as defined in the 1998 LTESO Plan, compensation from the exercise of stock options should be treated as "qualified performance-based compensation" for Section 162(m) purposes.

FEDERAL INCOME TAX CONSEQUENCES

     Options which may be granted under the 1998 LTESO Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422A of the Code.

     Under current federal tax law, there are no tax consequences to either the Corporation or the optionee upon grant of the Option. Upon exercise of the Option, the excess of the fair market value of the Class A Common Stock acquired over the option price is taxable to the optionee as compensation income and deductible by the Corporation. The tax basis for the stock acquired by the optionee is the option price plus such taxable excess. When an optionee disposes of shares acquired upon exercise of the option, any amount received in excess of the tax basis of the shares will be treated as capital gain and will either be long-term or short-term, depending on the holding period of the shares. The holding period commences on the date of exercise of the option. If the amount received on sale is less than the tax basis of the shares, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

MANAGEMENT RECOMMENDATION

     By affording key management employees of the Corporation and its subsidiaries an opportunity to acquire or increase their equity interest in the Corporation and by thus encouraging such employees to become owners of the Corporation's Class A Common Stock, the Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Corporation in large measure depends. For this reason, the management of the Corporation recommends to the stockholders of the Corporation that they vote FOR approval of the 1998 LTESO Plan.

VOTE REQUIRED

     The affirmative vote of the majority of the stock having voting power present in person or represented by proxy at the Annual Meeting of Stockholders is required for approval of the 1998 LTESO Plan. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

                                   PROPOSAL 3

     Upon recommendation of the Audit Committee, the Board has appointed the firm of Coopers & Lybrand L.L.P. as its independent auditors for the calendar year ending December 31, 1998. Although stockholder ratification is not required, the Board has determined that it would be desirable to request an expression from the stockholders as to whether or not they concur in the foregoing appointment.

     Coopers & Lybrand L.L.P. has served as auditors of the consolidated financial statements of the Corporation and its subsidiaries from year to year since 1972. The Corporation has been advised by Coopers & Lybrand L.L.P. that they do not have any direct financial interest or any material indirect financial interest in the Corporation or any of its subsidiaries, and that during the above time, Coopers & Lybrand L.L.P. has not had any connection with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Coopers & Lybrand L.L.P. and of the Audit Committee of the Board will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Those representatives will also be available to respond to appropriate questions.

     The Audit Committee of the Board approved all non-audit services rendered by Coopers & Lybrand L.L.P. during 1997 and concluded that such services did not affect the independence of the auditors. The audit services provided by Coopers & Lybrand L.L.P. included the audit of the consolidated financial statements of the Corporation for 1997, audit of certain subsidiary financial statements for 1997, review of various filings with the Securities and Exchange Commission, and performance of such other appropriate auditing services as were required by management or the Board. The non-audit services include, among other things, tax services and special services regarding accounting issues.

     Coopers & Lybrand L.L.P. has advised that all professional services were provided at customary rates and terms.

     The Board recommends a vote FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Corporation for the calendar year ending December 31, 1998. If the stockholders should not ratify the appointment of Coopers & Lybrand L.L.P., the Board will reconsider the appointment.

                STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting of Stockholders. In order to be considered, proposals must be submitted on a timely basis. Proposals for the 1999 Annual Meeting of Stockholders must be received by the Corporation no later than November 1, 1998. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Corporation.

                              GENERAL INFORMATION

     The Board does not presently know of any other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons whose names appear on the enclosed form or forms of proxy will vote thereon in accordance with their best judgment.

     The expenses of soliciting proxies will be paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by directors, officers and regular employees of the Corporation and its subsidiaries, who, except for normal overtime pay in certain instances, will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy soliciting materials to beneficial owners of the Corporation's Class A Common Stock and Class B Common Stock, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   By Order of the Board of Directors,

                                   /s/ D. JOSEPH MCINNES
                                   D. Joseph McInnes
                                   Executive Vice President -- Administration
                                     and Chief Administrative Officer
                                     and Corporate Secretary

Montgomery, Alabama
March 9, 1998

                                                                       EXHIBIT A

                           BLOUNT INTERNATIONAL, INC.

               1998 BLOUNT LONG TERM EXECUTIVE STOCK OPTION PLAN

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1 Definitions.

     As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Company" shall mean Blount International, Inc., a Delaware corporation.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Covered Employee" shall mean any individual who, as of the last day of the Company's taxable year, is either the Chief Executive Officer of the Company or is acting in such capacity, or is among the four highest compensated officers of the Company and subsidiaries other than the Chief Executive Officer.

          (e) "Committee" shall mean the Compensation and Management Development Committee of the Board consisting of two (2) or more persons.

          (f) "Stock," with respect to each share to which that term refers, shall mean one (1) share of Class A Common Stock of the Company, par value $0.01 per share.

          (g) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange, Inc. on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

          (h) "Fundamental Change" shall mean any of the following events:

             (i) the sale by the Company of substantially all of its assets to a single purchaser or a group of associated or affiliated purchasers;

             (ii) the sale, exchange, or other disposition, in one transaction to an entity or entities not affiliated with the Company, of more than fifty percent (50%) of the outstanding common stock of the Company other than a sale, exchange, or disposition of the common stock of the Company resulting from a public or private offering of common stock or other security convertible into common stock of the Company which offering is sponsored or initiated by the Company and approved by the Board;

             (iii) the merger or consolidation of the Company in a transaction in which the stockholders of the Company receive less than fifty percent (50%) of the outstanding voting stock of the new or continuing entity; or

             (iv) individuals who, as of February 2, 1998, constitute the Board (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to February 2, 1998, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuing Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be for purposes of the Plan, considered as though such person were a Continuing Director.

          (i) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

          (j) "Optionee" shall mean an employee to whom an Option has been granted hereunder.

          (k) "Plan" shall mean the 1998 Blount Long Term Executive Stock Option Plan, the terms of which are set forth herein.

          (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

          (m) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II

                                    THE PLAN

SECTION 2.1 Name.

     This plan shall be known as the "1998 Blount Long Term Executive Stock Option Plan".

SECTION 2.2 Purpose.

     The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to key management employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Company and to allow such employees to benefit directly from improved performance of the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such employees to become owners of the Company stock and allowing them to benefit directly from improved performance of the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Options granted under this Plan are not intended to qualify as incentive stock options under Section 422 of the Code.

SECTION 2.3 Effective Date.

     The Plan shall be deemed adopted and shall become effective upon its approval by the Board subject to its subsequent approval within 12 months of adoption by the Board by the stockholders of the Company at an annual or special meeting of the stockholders of the Company. No option granted hereunder may become exercisable unless and until such approval is obtained.

                                  ARTICLE III

                                  PARTICIPANTS

SECTION 3.1 Eligibility.

     Any officer or other key management employee of the Company or its subsidiaries shall be eligible to participate in the Plan; provided, however, that each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of the Treasury regulations under Section 162(m) of the Code. The Committee may grant Options to any eligible employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

                                   ARTICLE IV

                                 ADMINISTRATION

SECTION 4.1 Duties and Powers of Committee.

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options may be granted, the number of shares of Stock to be subject to each Option, and the period for the exercise of such Option which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

SECTION 4.2 Majority Rule.

     A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

SECTION 4.3 Company Assistance.

     The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

SECTION 5.1 Limitations.

     Subject to adjustment pursuant to the provisions of Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 1,200,000 shares of Stock. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. The maximum number of shares with respect to which Options may be granted to any individual who has been a Covered Employee at any time during the term of the Plan is 500,000 in any calendar year.

SECTION 5.2 Options Granted Under Plan.

     Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

SECTION 5.3 Antidilution and Fundamental Change.

     In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          (a) the aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;

          (c) where dissolution or liquidation of the Company is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, subject to the other provisions of the Plan, for thirty (30) days prior to such dissolution or liquidation, to exercise his Option in full, without regard to any installment exercise provisions, to the extent that it shall not have been exercised;

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional share interests.

     In the event of a Fundamental Change, subject to the other provisions of the Plan, Optionee shall have the right to exercise his Option in full, without regard to any installment exercise or vesting provisions, to the extent that it shall not have been exercised.

                                   ARTICLE VI

                                    OPTIONS

SECTION 6.1 Option Grant and Agreement.

     Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan. Such Agreement shall bind the Optionee to provide written notice to the Company in the event that the Optionee shall make an election under Section 83(b) of the Code with respect to any Stock purchased through exercise of an Option under this Plan; such written notice shall be presented to the Company no later than ten (10) days following the filing of such election.

SECTION 6.2 Option Price.

     The per share price of the Stock subject to each Option shall be determined by the Committee, but said per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

SECTION 6.3 Option Period.

     The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant of the Option.

SECTION 6.4 Option Exercise.

     (a) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full in cash to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. If and to the extent that the Company is required to withhold on account of any present or future tax imposed by any taxing authority with respect to such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding, as determined by the Company in its sole discretion.

     (b) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is three months before the date of exercise (or ending on the day which is twelve months before the date of exercise in case of the death of the Optionee) the Optionee was an employee of either the Company or a parent or Subsidiary of the Company, or a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option.

SECTION 6.5 Nontransferability of Option.

     No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee.

SECTION 6.6 Effect of Death or Other Termination of Employment.

     (a) If on or subsequent to the date an Option shall have been granted, the Optionee's employment with the Company or its subsidiaries shall be terminated by the Company or subsidiaries with or without cause, or by the act of the Optionee including death, the Optionee's right to exercise such Option shall extend only to the number of shares under the Option which such Optionee has on such date a fully vested right to exercise the Option with respect thereto. The Option with respect to all remaining shares shall terminate, and except as set forth in this Plan all rights under the Option shall cease. Notwithstanding the foregoing provisions of this Section 6.6(a), if an Optionee is 60 years old or more and retires under a tax qualified pension plan of the Company directly from service with the Company or a subsidiary, such Optionee shall have the right for three months after the effective date of retirement (but not to exceed the original expiration date of the Option) to exercise such Option to the extent not previously exercised whether or not he/she would otherwise have a fully vested right to exercise the Option.

     (b) In the event of the death of an Optionee, the executor or administrator of the estate of the Optionee or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right to exercise the Optionee's Option to the extent exercisable by such Optionee on the date of death for one year following the date of death (but not to exceed the original expiration date of the Option).

     (c) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

SECTION 6.7 Rights as Stockholder.

     An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

                                  ARTICLE VII

                               STOCK CERTIFICATES

SECTION 7.1 Stock Certificates.

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (c) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                                  ARTICLE VIII

              TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

SECTION 8.1 Termination, Amendment and Modification of the Plan.

     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board may in any manner affect any Stock Option Agreement theretofore granted pursuant to the Plan without the consent of the Optionee or transferee of the Option.

                                   ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.1 Employment.

     Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

SECTION 9.2 Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

SECTION 9.3 Plan Binding on Successors.

     The Plan shall be binding upon the successors and assigns of the Company.

SECTION 9.4 Singular, Plural; Gender.

     Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

SECTION 9.5 Headings, Etc., No Part of Plan.

     Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                                                      APPENDIX A






































                                  DETACH HERE

                                     PROXY

                           BLOUNT INTERNATIONAL, INC.

                           4520 EXECUTIVE PARK DRIVE
                         MONTGOMERY, ALABAMA 36116-1602

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 20, 1998

                              CLASS A COMMON STOCK

     The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated March 9, 1998 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, April 20, 1998, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints RICHARD H. IRVING, III and L. DANIEL MORRIS, JR., or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated on the reverse side, all shares of Class A Common Stock of Blount International, Inc. registered in the name provided herein as of February 20, 1998 which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, and at any adjournment thereof, with all the powers the undersigned would have if personally present.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                                                    [SEE REVERSE
                                                                         SIDE]

[BLOUNT LOGO]                                               THIS IS YOUR PROXY.
                                                       YOUR VOTE IS IMPORTANT.





Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.


                         BLOUNT HIGHLIGHTS DURING 1997


 .    Achieved record sales and profits for the sixth consecutive year.

 .    Attained a return on shareholders equity in excess of 20 percent.

 .    Stock split 2 for 1 in December.

 .    Increased the dividend for the fifth time in five years and paid the
     Company's 100th consecutive dividend.

 .    Added to Standard & Poor's SmallCap 600 Index.

 .    Completed the acquisition of Federal Cartridge Company.



                                  DETACH HERE



[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1, 2 AND 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1, 2 AND 3.

                                                                                               FOR       AGAINST        ABSTAIN
1. ELECTION OF DIRECTORS.
   NOMINEES:        C. Todd Conover, Emory M. Folmar and    2.   APPROVE THE 1998 BLOUNT LONG  [ ]         [ ]            [ ]
                    Andrew A. Sorensen                           TERM EXECUTIVE STOCK OPTION
                                                                 PLAN.
                    [ ] FOR ALL NOMINEES [ ] WITHHELD FROM
                                             ALL NOMINEES   3.   RATIFY THE APPOINTMENT OF     [ ]         [ ]            [ ]
                                                                 COOPERS & LYBRAND LLP as the
                                                                 independent auditors for the
                                                                 Corporation for the year
                                                                 ending December 31, 1998.

                                                            4.   In their discretion on such other business as may properly come before the meeting.
[ ]
   ---------------------------------------------------
         For all nominees except as noted above


                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]

                                                            Please mark, sign exactly as your name is printed hereon and return in the enclosed envelope. If the stock is held jointly, each joint owner must sign. When signing as Attorney, Executor, Administrator, Trustee,
                                                            Guardian or in any other representative capacity, please give full title.


Signature:                         Date:                    Signature:                              Date:
          ------------------------      --------------                ------------------------           --------------


                                  DETACH HERE


                                                                      APPENDIX B


                                     PROXY

                           BLOUNT INTERNATIONAL, INC.

                           4520 EXECUTIVE PARK DRIVE
                        MONTGOMERY, ALABAMA  36116-1602

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 20, 1998

                              CLASS B COMMON STOCK



  The undersigned, revoking previous proxies, if any, relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated March 9, 1998 in connection with the Annual Meeting of Stockholders to be held at 10:00 A.M., C.D.T., on Monday, April 20, 1998, in the Wilson Auditorium of the Montgomery Museum of Fine Arts, One Museum Drive, Montgomery, Alabama 36117, and hereby appoints RICHARD H. IRVING, III and L. DANIEL MORRIS, JR., or either one of them acting in the absence of the other, the proxies of the undersigned, with power of substitution to each, to represent and vote, as designated on the reverse side, all shares of Class B Common Stock of Blount International, Inc. registered in the name provided herein as of February 20, 1998 which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders, and at any adjournment thereof, with all powers the undersigned would have if personally present


                                                                    -----------
                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE     SEE REVERSE
                                                                       SIDE
                                                                    -----------

[BLOUNT LOGO]                                                THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.


Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.


                         BLOUNT HIGHLIGHTS DURING 1997

- Achieved record sales and profits for the sixth consecutive year.

- Attained a return on shareholders equity in excess of 20 percent.

- Stock split 2 for 1 in December.

- Increased the dividend for the fifth time in five years and paid the Company's 100th consecutive dividend.

- Added to Standard & Poor's SmallCap 600 Index.

- Completed the acquisition of Federal Cartridge Company.


BL272F                             DETACH HERE
------------------------------------------------------------------------------
X    PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NUMBERED 1,2 AND 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NUMBERED 1,2 AND 3.

1.   ELECTION OF DIRECTORS.                                                                                FOR AGAINST ABSTAIN
     NOMINEES: Haley Barbour, Samuel R. Blount, W. Houston Blount         2. APPROVE THE 1998 BLOUNT LONG
               Winton M. Blount, R. Eugene Cartledge, H. Corbin Day,         TERM EXECUTIVE STOCK OPTION   [ ]   [ ]    [ ]
               Mary D. Nelson, John M. Panettiere and Arthur P. Ronan        PLAN.

               [  ]      FOR   [  ]     WITHHELD                          3. RATIFY THE APPOINTMENT OF     [ ]   [ ]    [ ]
                         ALL            FROM ALL                             COOPERS & LYBRAND LLP as the
                       NOMINEES         NOMINEES                             independent auditors for the
                                                                             Corporation for the year
                                                                             ending December 31, 1998.
  [ ]
     ---------------------------------------                              4. In their discretion on such other business as may
     For all nominees except as noted above                                  properly come before the meeting.



                                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]


                                                                          Please mark, sign exactly as your name is printed
                                                                          hereon and return in the enclosed envelope.  If the
                                                                          stock is held jointly, each joint owner must sign.
                                                                          When signing as Attorney, Executor, Administrator,
                                                                          Trustee, Guardian or in any other representative
                                                                          capacity, please give full title.



Signature:                       Date:              Signature:                           Date:
          -----------------------     --------------          ---------------------------     ---------------
